Fees Summary	Nov. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,000,000,000
Previously Paid Amount	0
Total Fee Amount	459,300
Total Offset Amount	373,500
Net Fee	$ 85,800